                                                                    Exhibit 99.1

N E W S B U L L E T I N

       FROM:

                                                     [LOGO]

                                                W O R L D W I D E
                                       ------------------------------------
The Financial Relations Board          R E S T A U R A N T  C O N C E P T S
-----------------------------
  B S M G  W O R L D W I D E
                                           6101 W. Centinela Ave., Suite 200
                                           Culver City, CA 90230
                                           (310) 568-0135
                                           NYSE: SZ
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
AT THE COMPANY:                                           AT THE FINANCIAL RELATIONS BOARD:
Charles Boppell           Kim Forster                     Haris Tajyar             Tricia Ross
President and CEO         Vice President, Planning        General Information      Investor Contact
(310) 568-0135            (310) 568-0135                  (310) 442-0599           (310) 442-0599
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

FOR IMMEDIATE RELEASE
Thursday, September 20, 2001


             WORLDWIDE RESTAURANT CONCEPTS, INC. ANNOUNCES OPENING
                      OF TWELFTH PAT & OSCAR'S RESTAURANT


CULVER CITY, CA--September 20, 2001--Worldwide Restaurant Concepts, Inc. (NYSE:
SZ) announced today the opening of the twelfth Pat & Oscar'sSM restaurant. The restaurant is located in Carmel Valley, California and is the seventh restaurant to open in San Diego County.

"We're very pleased with our progress in opening new Pat & Oscar's restaurants. Since we acquired the concept last year, the division has now added four new restaurants and is on track to add three to four more before the current fiscal year ends in April 2002. All of these new units have met our sales expectations and we're optimistic that Carmel Valley will be a strong contributor. Although we have seen some softness in sales at existing restaurants near newly opened locations, it's been our experience that this is a temporary phenomenon," said Charles Boppell, President and CEO of Worldwide Restaurant Concepts.

"When we announced the acquisition just over a year ago, we anticipated that Pat & Oscar's would be accretive to earnings in its second year. Our expectations were exceeded when Pat & Oscar's was accretive to earnings last quarter, after barely one full year in our system. The continued expansion of the Pat & Oscar's concept is a key element of our growth strategy and will make the concept a major contributor to our revenue and profitability in the years to come," concluded Mr. Boppell.

About Worldwide Restaurant Concepts
Worldwide Restaurant Concepts, Inc, formerly known as Sizzler International Inc., operates, franchises or joint ventures 344 Sizzler(R) restaurants worldwide, 105 KFC(R) restaurants primarily located in Queensland, Australia, and 12 Pat & Oscar's restaurants.

Certain statements contained in this document may be deemed to be forward-looking statements under federal securities law. These include statements regarding (i) the continuing popularity of Pat & Oscar's restaurants; and (ii) the timing of the opening of and financial performance of future Pat & Oscar's restaurants. Worldwide Restaurant Concepts cautions that these statements are qualified in their entirety by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained herein. Such factors include, but are not limited to (a) the continuing popularity of Pat & Oscar's food offerings; (b) the ability to successfully identify, acquire and develop additional locations for Pat & Oscar's restaurants; and (c) other risks as detailed from time to time in Worldwide Restaurant Concepts' SEC reports, including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and Annual Reports on Form 10-K.